Long Term Assets (Details) - USD ($) $ in Thousands		Dec. 31, 2016	Dec. 31, 2015
Long Term Assets [Abstract]
Loan related to acquisition of business	[1]		$ 256
Restricted bank deposits			11
Other		43	36
Long-term assets		$ 43	$ 303

[1]	The loan represents a part of the consideration for the acquisition of the business operations of iDnext Ltd. and its subsidiary Next-Line Ltd. The loan bears no interest. On January 1, 2016, the loan was converted into part of the cash payment for the acquisition (see Note 3).